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CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

Exhibit 10.43

Execution Version

OPERATIONS AND REIMBURSEMENT AGREEMENT

Dated as of February 4, 2010

by and between

HEK WATER SOLUTIONS, LLC

as Operator

and

ENERGY TRANSFER WATER SOLUTIONS JV, LLC

as Owner

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CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

-i-

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CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

TABLE OF CONTENTS

(continued)

-ii-

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CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

TABLE OF CONTENTS

(continued)

Attachments:

Schedule 3.1	Operating Budget

Exhibit A	Water Processing Facilities
Exhibit B	Services

-iii-

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CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

OPERATIONS AND REIMBURSEMENT AGREEMENT

This Operations and Reimbursement Agreement is entered into this 4th day of February, 2010 (the “Effective Date”) by and between HEK WATER SOLUTIONS, LLC, a Delaware limited liability company (“Operator”), and Energy Transfer Water Solutions JV, LLC, a Delaware limited liability company (“Owner”). Each of Operator and Owner is sometimes referred to herein individually as a “Party” or collectively as the “Parties.”

RECITALS

WHEREAS, Owner intends to construct and operate the Water Processing Facilities (as defined in the Limited Liability Company Agreement, defined below); and

WHEREAS, Owner desires to hire Operator, as an independent contractor, to (a) develop, construct, operate and maintain the Water Processing Facilities; and (b) provide other services to the Owner related to the foregoing, in accordance with this Agreement, and Operator desires to be so hired.

NOW, THEREFORE, for and in consideration of the foregoing, the mutual covenants and promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the Parties, Owner and Operator hereby agree as follows:

DEFINITIONS

Unless the context otherwise requires, each defined term shall be equally applicable both to the singular and the plural forms of the term so defined. When used in this Agreement, the following terms have the following meanings (other defined terms may be found elsewhere in this Agreement):

“Action” means any action, suit, arbitration, inquiry, proceeding, investigation, condemnation, or audit by or before any court or other Governmental Entity or any arbitrator or panel of arbitrators.

“AFE” is defined in Section 3.1(i).

“AFE Request” is defined in Section 3.1(i).

“Affiliate” means, when used with respect to any Person, any other Person that, directly or indirectly, through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such Person in question; provided, however, that Owner and Operator shall not be deemed to be Affiliates of each other for purposes of this Agreement.

“Agreement” means this Operations and Reimbursement Agreement (including any schedules, exhibits or attachments hereto) as amended, supplemented or otherwise modified from time to time.

“Business Day” means any day other than a Saturday, Sunday or other day on which banks are authorized or required to be closed in Pittsburgh, Pennsylvania.

“Calendar Month” means the time period beginning on the first day of a month and ending on the last day of such month.

“Calendar Year” means the time period from January 1st to December 31st of each year.

“Change of Control” means with respect to any Operator, an event (such as a disposition of voting securities) that causes Operator to cease to be Controlled by Heckmann Corporation.

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CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

“Claim” means any and all debts, losses, liabilities, duties, claims, damages, obligations, payments (including those arising out of any demand, assessment, settlement, judgment, or compromise relating to any actual or threatened Action), costs and reasonable expenses including any reasonable attorneys’ fees and any and all reasonable expenses whatsoever incurred in investigating, preparing, or defending any Action, whether matured or unmatured, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, known or unknown.

“Control” (including its derivatives and similar terms) means possessing, directly or indirectly, the power to direct or cause the direction of the management and policies of any such relevant Person by ownership of voting interest, by contract or otherwise.

“Default Notice” is defined in Section 9.1(a)(i).

“Disposition” means any direct or indirect transfer, assignment, sale, gift, pledge, hypothecation or other encumbrance, or any other disposition of equity interests of a Person (or any interest therein) or of all or part of the voting power (other than the granting of a revocable proxy) associated with such equity interests (or any interest therein) whatsoever.

“Effective Date” is defined in the heading.

“Emergency” is defined in Section 2.4.

“Environmental Condition” means any incident, condition or situation which gives rise to, or could reasonably be expected to result in, (a) a violation of an Environmental Law, (b) a reporting obligation to a Governmental Entity under an Environmental Law, other than reports required in the ordinary course of business, (c) an obligation to respond to any release of Hazardous Materials into the environment, or (d) any other liability under an Environmental Law.

“Environmental Law” means any and all Laws pertaining to the prevention of pollution, protection of human health or the environment, remediation of contamination, or workplace health and safety, including the federal Clean Air Act, the Comprehensive Environmental Response, Compensation and Liability Act, as amended, the Federal Water Pollution Control Act, the Resource Conservation and Recovery Act, the Safe Drinking Water Act, the Toxic Substances Control Act, and comparable state and local environmental, health and safety Laws, as amended from time to time during the term of this Agreement.

“Event of Default” is defined in Section 9.1.

“Force Majeure” is defined in Section 11.10(a).

“G&A Costs” means costs (excluding any costs payable to Third Parties) incurred or arising out of the management, oversight and administrative and general services provided in connection with the Services, including: (i) the provision of financial and volume accounting services, (ii) any and all administrative and governmental filings, reports and other administrative activities, (iii) the provision of legal support as may be required or desirable from time to time, (iv) the provision of engineering support, (v) the provision of land and right of way service and (vi) the provision of information technology and communications support services for the scheduling, SCADA and accounting systems.

“GAAP” means accounting principles generally accepted in the United States, consistently applied.

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CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

“Governmental Entity” means any legislature, court, tribunal, arbitrator, authority, agency, commission, division, board, bureau, branch, official or other instrumentality of the U.S., or any domestic state, county, city, tribal or other political subdivision, governmental department or similar governing entity, and including any governmental, quasi-governmental or non-governmental body exercising similar powers of authority.

“Hazardous Materials” means (a) any chemicals, materials or substances defined or included in the definition of “hazardous substances,” “hazardous materials,” “toxic substances,” “solid wastes,” “pollutants,” “contaminants,” or words of similar import, under any Environmental Law, (b) any radioactive materials, asbestos, or polychlorinated biphenyls, (c) any other chemical, material, condition or substance, exposure to which is prohibited, limited or regulated by any Governmental Entity under any Environmental Law or (d) any regulated constituents or substances in degree, concentrations or levels that exceed numeric or risk-based standards established pursuant to Environmental Law.

“HEK” means HEK Water Solutions, LLC.

“Indemnified Party” is defined in Section 7.4.

“Indemnifying Party” is defined in Section 7.4.

“Indemnity Demand” is defined in Section 7.4.

“Land Rights” means deeds, releases, easements, rights of way and other land rights necessary to construct, maintain or operate the Water Processing Facilities.

“Law” means any applicable statute, law (including common law), rule, ordinance, regulation, ruling, requirement, writ, injunction, decree, order or other official act of or by any Governmental Entity or any arbitral tribunal, whether such Law now exists or hereafter comes into effect.

“Limited Liability Company Agreement” means the Limited Liability Company Agreement of Owner dated as of the date hereof, as such may be amended, supplemented or otherwise modified from time to time.

“Notice” is defined in Section 11.1.

“O&M Costs” means all amounts, excluding G&A Costs and Special Costs, incurred by Operator and its Affiliates (a) in accordance with the Water Processing Facility Plan Budget or any Operating Budget, or (b) as otherwise permitted in Section 3.1 and Section 3.2, including, without duplication: (i) the corresponding portion of the salaries, wages and benefits of employees directly and indirectly engaged in providing the Services, as more particularly identified in the Operating Budget, together with payroll taxes, holiday, vacation and sickness benefits and other customary allowances paid to employees whose salaries and wages are included pursuant to this subclause, and the reasonable personal expenses (including travel and entertainment expenses) of persons whose salaries and wages are contemplated by the preceding sentence; (ii) the amounts actually paid by Operator and its Affiliates for expenditures to Persons (other than to Operator or its Affiliates) who are directly engaged in providing goods (including vehicles, materials, equipment, Land Rights and other real estate, and rights of way) or services associated with the Services; (iii) amounts incurred to repair, replace, maintain, or improve any portion of the Water Processing Facilities as set forth in the Operating Budget; (iv) amounts incurred related to an Emergency conducted in accordance with Section 3.2; and (v) any other documented costs, expenses or liabilities, incurred in connection with or related to the Water Processing Facilities or the Services pursuant to this Agreement (other than any costs and expenses of Operator arising out of enforcement by Owner of its rights under this Agreement).

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CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

“Omitted Items” is defined in Section 3.1(e).

“Operating Account” is defined in Section 4.1(a).

“Operating Budget” is defined in Section 3.1(e).

“Operator” is defined in the heading.

“Operator Indemnified Parties” is defined in Section 7.2.

“Other Transaction Documents” is defined in Section 11.4.

“Owner” is defined in the heading.

“Owner Indemnified Parties” is defined in Section 7.3(a).

“Party(ies)” is defined in the heading.

“Permits” means all licenses, permits, certificates of authority, authorizations, approvals, registrations, franchises and similar consents granted by a Governmental Entity.

“Person” means any Governmental Entity or any individual, firm, partnership, corporation, limited liability company, joint venture, trust, unincorporated organization, or other entity or organization.

“Pipeline Operator” is defined in Section 5.3.

“Pipeline O&R Agreement” is defined in Section 5.3.

“Proposed Operating Budget” is defined in Section 3.1(c).

“Reasonable and Prudent Operator” is defined in Section 1.3.

“SCADA” means supervisory control and data acquisition system.

“Services” is defined in Section 2.1(a).

“Special Costs” means costs and expenses (including incremental G&A Costs, which will be charged at an amount equal to 2.5% of the associated Special Costs) actually incurred by Operator associated with (a) the preparation of any feasibility study, Water Processing Facility Development Plan or Water Processing Facility Plan Budget relating to any Water Processing Facility Opportunity (as defined in the Limited Liability Company Agreement), (b) environmental mitigation, (c) work required in conjunction with or to correct or remedy post-construction issues on the Water Processing Facilities, (d) system up-grades, (e) outside legal costs, (f) extraordinary regulatory or compliance matters, (g) enforcing contracts with Third Parties, (h) pursuing recovery of indemnification from Third Parties or insurance proceeds due to Operator from Third Parties, court costs and reasonable consultants’, attorneys’ and experts’ fees and expenses or (i) any other action requested by Owner.

“Third Party” means a Person other than (a) Operator, (b) Owner or (c) any Affiliate of Operator or Owner.

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CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

“Transition Period” is defined in Section 10.3.

“Water Processing Facility” is defined in the Limited Liability Company Agreement.

“Water Processing Facility Plan Budget(s)” means the budget(s) set forth in any Water Processing Facility Plan.

“Water Processing Facility Plan” means the plans, specifications and budget(s) relating to any Water Processing Facility that are developed in accordance with the provisions of the Limited Liability Company Agreement, as same may be amended, supplemented or otherwise modified from time to time in accordance with the provisions of the Limited Liability Company Agreement.

ARTICLE 1

ENGAGEMENT AND RELATIONSHIP OF PARTIES

Section 1.1 Engagement of Operator. Owner hereby engages Operator to act as an independent contractor, and appoints Operator as its agent with full power and authority, to perform the Services in accordance with the terms and conditions of this Agreement. Operator hereby accepts such engagement and agrees to provide or cause to be provided the Services in accordance with the terms and conditions, and subject to the limitations, set forth in this Agreement.

Section 1.2 Relationship of the Parties. Operator shall perform and execute the provisions of this Agreement as an independent contractor. Neither Operator nor its Affiliates, employees, subcontractors, or agents shall be deemed to be the servants or employees of Owner. This Agreement is not intended to and does not (a) create a partnership, joint venture, or other relationship creating fiduciary, quasi-fiduciary, or similar duties and obligations between the Parties or any of their Affiliates or (b) otherwise subject the Parties to joint and several or vicarious liability. Subject to the terms of this Agreement, Operator shall perform the Services according to Operator’s own means and methods of work, which shall be in the exclusive charge and control of Operator. Operator shall be entirely and solely in control of its acts and the acts of its employees and agents while engaged in the performance of the Services.

Section 1.3 Performance Standard. Operator shall perform the Services (a) in a good and workmanlike manner, (b) as a reasonable and prudent operator of assets substantially similar in nature to the Water Processing Facilities, (c) with the same degree of diligence and care that it exercises with respect to the construction, development, management, operation and maintenance of its own water transport and water processing facilities and those of its Affiliates (and that such Affiliates exercise with respect to the operations of their own water processing facilities) and (d) in accordance with all Laws (performance in accordance with clauses (a) through (d) of this Section 1.3 is referred to herein as acting as a “Reasonable and Prudent Operator”); provided, however, that notwithstanding anything to the contrary herein, Operator shall have no obligation under the terms of this Agreement to take any action, including actions required to satisfy the Reasonable and Prudent Operator standard, for which Operator is not entitled to reimbursement under Section 3.3.

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CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

ARTICLE 2

SCOPE AND DUTIES OF OPERATOR

Section 2.1 Scope of the Services.

(a) The Water Processing Facilities shall be described on Exhibit A. As of the date hereof, there are no Water Processing Facilities. Owner and Operator agree to update Exhibit A from time to time as necessary to reflect the Water Processing Facilities owned by Owner and subject to this Agreement. The “Services” covered by this Agreement shall consist of any services determined to be necessary by Owner in connection with the Water Processing Facilities, and shall include the actions and obligations described on Exhibit B.

(b) Except to the extent otherwise provided in Sections 2.4, 3.1(a), 3.1(g), 3.2, and 3.3, in performing the Services, Operator shall act solely in accordance with, as and to the extent applicable, any Water Processing Facility Plan and the Operating Budget.

(c) Notwithstanding anything to the contrary herein, Operator shall have no obligation under the terms of this Agreement to make any expenditure or incur any obligation for which Operator is not entitled to reimbursement under Section 3.3.

Section 2.2 Compliance with Laws; Documentation.

(a) Operator shall perform the Services in compliance with all Laws, including procuring and maintaining any necessary Permits. Owner agrees to provide documentation to Operator as needed to support such compliance.

(b) Operator (i) shall maintain originals of all invoices, operating and maintenance records, other documentation relating to the costs and expenses of the Services, and all other records as required by Law and (ii) shall deliver to Owner, at Owner’s expense, an electronic scanned copy of each such document, invoice or record promptly upon written request from Owner. Operator shall retain all records of Owner that are in Operator’s possession, in accordance with Owner’s record retention policy in effect from time to time; provided that such record retention policy has been provided to Operator in writing.

Section 2.3 Personnel. Operator shall provide personnel to staff and perform the Services, which may be accomplished to the extent necessary by (a) full-time employees of Operator, or of Affiliates of Operator, engaged full time in the Services, (b) any other employees of Operator or Affiliates of Operator, or (c) contractors hired by Operator. Operator shall at all times act as a Reasonable and Prudent Operator to enforce strict discipline, maintain good order among such personnel and require such personnel to comply with all Laws.

Section 2.4 Emergency. Operator shall take any and all actions (including implementing a shutdown of any Water Processing Facility) that are required or appropriate in response to a sudden or unexpected event that (a) causes, or risks causing, an Environmental Condition, damage to any Water Processing Facility or other property, or the injury, illness, or death of any natural Person, or (b) is of such a nature that responding to the event cannot, in the reasonable discretion of Operator, await the decision of Owner (an “Emergency”).

Section 2.5 Contracts. Subject to the terms and conditions hereof:

(a) Operator may enter into such sub-contracts with Third Parties, and any modifications or extensions thereto, as may be necessary for Operator to carry out its responsibilities under this Agreement; provided that, any such sub-contracts shall be on reasonable market terms.

(b) Owner shall provide Operator with a copy of all right-of-way agreements and any other existing authorizations, contracts or agreements secured or executed in association with the Services or the Water Processing Facilities that are necessary for Operator’s performance of its obligations under this Agreement.

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CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

(c) Operator shall administer, comply with and enforce, on behalf of Owner, all contracts entered into by Owner or Operator, on behalf of Owner, relating to the Water Processing Facilities and/or the Services, or otherwise as may be necessary for Operator to carry out its responsibilities under this Agreement.

Section 2.6 Ownership of Property. The Parties agree and acknowledge that Operator shall have no direct ownership interest in the Water Processing Facilities (nor in any of the equipment, materials or other property related thereto and purchased by Owner either directly or on behalf of Owner by Operator), and that neither Operator, nor any Affiliate of Operator shall be deemed to have any direct or indirect ownership interest in the Water Processing Facilities (or in any equipment, materials and other property related thereto and purchased by Owner either directly or on behalf of Owner by Operator) as a result of the terms of this Agreement. The Parties further agree that notwithstanding Owner’s ownership of any equipment, materials and other property related to the Water Processing Facilities, Operator shall have the right to use such equipment, materials and other property in its operation of the Water Processing Facilities and its provision of the Services under this Agreement. Notwithstanding anything in this Agreement to the contrary, any reimbursement of costs incurred with respect to any equipment, materials or other property owned by Operator shall not affect Operator’s ownership of such equipment, materials or other property, regardless of whether any such equipment, materials or other property has been improved or enhanced thereby.

ARTICLE 3

EXPENDITURES AND REIMBURSEMENT

Section 3.1 Budgets and Authorization for Expenditures.

(a) Operator is hereby authorized and directed to make any and all expenditures contemplated by each approved Water Processing Facility Plan Budget; provided, however, that Operator shall be permitted to incur up to 110% of the expenditures budgeted for any single line item in the applicable Water Processing Facility Plan Budget, so long as the aggregate expenditures for the Water Processing Facility relating to such Water Processing Facility Plan Budget do not exceed an amount equal to 105% of the expenditures budgeted therein. As to any element of the Water Processing Facility Plan Budget that is not qualified as to dollar amount, the Operator shall be entitled to vary such element to the extent such variance is not materially different from the element otherwise approved in such budget. Operator shall promptly notify Owner at such time as it reasonably expects to incur any such overruns. Operating Budgets shall not include those items related to the development and construction of any Water Processing Facility that are included in any Water Processing Facility Plan Budget.

(b) Operator and Owner agree that the attached Schedule 3.1 represents the Operating Budget for Calendar Year 2010.

(c) On or before October 15th of each Calendar Year during the term of this Agreement, Operator shall deliver to Owner in writing a proposed draft of the Operating Budget for the next Calendar Year or partial Calendar Year in substantially the same format and level of detail as set forth in the budget template attached as Schedule 3.1 (each, a “Proposed Operating Budget”).

(d) Each Proposed Operating Budget will include line items for O&M Costs, G&A Costs (other than those associated with undetermined Special Costs), maintenance capital expenditures and, to the extent known to Operator, Special Costs (in all cases in substantially the same format and level of detail as set forth in the budget template attached Schedule 3.1) and will otherwise itemize and justify individual costs which are estimated to exceed $100,000. Owner shall use all commercially reasonable efforts to submit to Operator its revisions to such Proposed Operating Budget by November 15th prior to the applicable Calendar Year.

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CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

(e) Upon the submission by Owner to Operator of its revisions to the Proposed Operating Budget, such Proposed Operating Budget, as revised by Owner, shall be the operating budget for the next Calendar Year or partial Calendar Year (as agreed, the “Operating Budget”). If Owner fails to submit a complete Operating Budget by December 1st of the Calendar Year prior to the applicable Calendar Year, then any items in the revised Operating Budget submitted by Owner to Operator on or before December 1st shall be deemed the “Operating Budget.” Until the submission by Owner of the final items included in the Proposed Operating Budget that were not submitted as part of the Operating Budget (the “Omitted Items”), Operator may take action with respect to each such Omitted Item to the extent Operator reasonably determines that the failure to take such action could reasonably cause an unsafe operating condition or a breach of any Law. Until the submission by Owner to Operator of the Omitted Items, such Omitted Items that were budgeted in the prior Calendar Year’s Operating Budget shall be considered to be included in the Operating Budget in the same manner and for an amount equal to 110% of the corresponding amount in the Operating Budget for the prior Calendar Year, unless Owner proposes a higher amount for such item, in which case such higher amount shall be included in the Operating Budget. Upon the submission of any Omitted Item by Owner to Operator, the “Operating Budget” shall be amended to include the applicable item as resolved.

(f) At any time or from time to time before implementation of any Water Processing Facility Plan or otherwise prior to the end of a Calendar Year, Operator may propose amendments to the Operating Budget for such Calendar Year by delivering a written amendment to Owner. Each such amendment shall itemize and justify individual operating/maintenance costs, general/administrative costs and individual capital expenditures, and shall become effective upon Owner’s written approval of same; provided, however, that permitted overruns under Section 3.1(g) shall not require Owner’s approval. Operator shall not be required to implement any Water Processing Facility Plan until an amendment to the Operating Budget to account for additional Services associated therewith shall have been approved by Owner.

(g) Except as provided in Sections 2.4, 3.1(a) and 3.2(a), Operator shall perform all Services within the financial limits set forth in the applicable Operating Budget; provided, however, that Operator shall be permitted to incur overruns up to 10% in the aggregate of any Operating Budget originally approved pursuant to Section 3.1(e). Operator shall promptly notify Owner at such time as it reasonably expects to incur any overruns for any such year. In addition, Operator shall promptly provide Owner with a proposed amended Operating Budget, reflecting overruns that are expected to be 10% or greater, in the aggregate, of an Operating Budget previously approved under Section 3.1(e), which overruns shall be itemized and described within any such amended Operating Budget. Owner shall have 15 days to approve or reject such proposed amended Operating Budget, and such proposed amended Operating Budget shall become the “Operating Budget” of the Company upon its approval, if any, by Owner or upon the failure by Owner to reject in writing such proposed amended Operating Budget within such 15 day period.

(h) Within 30 days after an Operating Budget is approved pursuant to Section 3.1(d) and no unresolved disputed items or unapproved items remain, as applicable, Operator shall prepare and deliver to Owner a final Operating Budget for the Calendar Year covered by such Operating Budget.

(i) At any time during the term of this Agreement, Operator may submit to Owner a description of (i) any Special Costs not included in the Operating Budget or (ii) capital expenditures not contemplated by a Water Processing Facility Plan Budget that are expected to be incurred in connection

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CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

with the any Water Processing Facility Plan or the construction or development of a Water Processing Facility (an “AFE”), together with a request for authorization of such expenditures (an “AFE Request”). Owner shall have 15 days to approve or reject such AFE Request, and Operator shall be authorized and directed to make the expenditures contemplated by such AFE upon its approval by Owner or upon the failure by Owner to reject such AFE Request within such 15-day period.

Section 3.2 Authorization for Expenditures for Emergencies; Extraordinary Expenditures.

(a) Notwithstanding any other provisions of this Agreement, in the case of an Emergency, while acting as a Reasonable and Prudent Operator, Operator may, without any prior notice to or approval from Owner, take such steps and incur such costs and expenses that, in Operator’s sole opinion, are required to deal with such Emergency, including the safeguarding of life and property or complying with Law. In such event, Operator shall use commercially reasonable efforts to notify Owner of the existence or occurrence of such an Emergency within 24 hours of being put on notice of such an Emergency or as soon as reasonably practicable thereafter, setting forth the nature of the Emergency, the corrective action taken or proposed to be taken, and the actual or estimated cost and expense associated with such corrective action; provided, however, that Operator shall not be required to give such notice when the cost of any individual corrective action is reasonably estimated to be less than $50,000 unless such Emergency involves: (i) attendance by local law enforcement and/or emergency response personnel, (ii) media coverage or significant public attention, (iii) injuries to natural Persons, (iv) a significant fire or explosion, (v) a significant curtailment of service(s), or (vi) suspected terrorist activity; provided further, however, that Operator shall use commercially reasonable efforts to notify Owner of each Emergency regardless of the estimated cost of corrective action within a reasonable time thereafter.

(b) Notwithstanding any other provision of this Agreement, while acting as a Reasonable and Prudent Operator, Operator may (after giving written notice to Owner of the actions proposed to be taken and expenses expected to be incurred) take such steps and incur such expenses that are reasonably necessary to (a) prevent or reduce any material disruption or delay in the delivery of Services by any Water Processing Facility in accordance with the Owner’s then-existing contractual obligations, (b) prevent or reduce any material disruption or delay in the completion of any Water Processing Facilities, (c) comply with any Law that requires physical alteration of the Water Processing Facilities or (d) satisfy the Operator’s obligation to act as a Reasonable and Prudent Operator under the terms of this Agreement; provided, however, that in the event that the expenses incurred pursuant to this Section 3.2(b) would reasonably be expected to result in aggregate expenditures for a Calendar Year to exceed the Operating Budget for such Calendar Year, then Operator shall (i) promptly notify Owner at such time as it reasonably expects to incur such overruns for such year and (ii) provide Owner with an amended Operating Budget reflecting such overruns, which overruns shall be itemized and described within any such amended Operating Budget; and provided further, however, that this Section 3.2(b) does not give Operator the authority to pay any fine or damages arising out of any actual or threatened Action (including the settlement thereof).

Section 3.3 Reimbursement. Owner shall reimburse Operator for all budgeted, approved or permitted costs or expenditures under Sections 2.4, 3.1 or 3.2, to the extent incurred. Accounting for and reporting of such costs shall be done in accordance with the procedure described on Addendum 1 attached hereto.

Section 3.4 Services to be Provided at Cost. Each Party acknowledges and agrees that (a) Operator is providing the Services without any mark-up or profit and (b) the reimbursement provided for in this Article III is intended to only cover the costs actually incurred by Operator in performing the Services.

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CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

ARTICLE 4

BILLING, ACCOUNTING AND RECORDS

Section 4.1 Maintenance of Accounts.

(a) Operator shall maintain accurate accounts of all expenses, costs, and liabilities incurred by it in performing its obligations hereunder, and all revenues accrued and invoiced, all of which shall be charged or credited to Owner. All such accounting shall be handled in accordance with GAAP. Operator shall maintain an operating account on behalf of Owner to record all cash collections and payments received by Operator on behalf of Owner (the “Operating Account”).

(b) Within 30 days after the end of each Calendar Month, Operator shall send Owner (i) an accounting of all expenses, costs, and liabilities accrued or incurred by it in performing its obligations hereunder, all revenues accrued and invoiced, and a reconciliation of the Operating Account; (ii) a statement of operations for such month (including sufficient information to permit Owner to calculate its members’ tax accruals) and for the portion of the Calendar Year then ended as compared with the budgeted results for the current periods; (iii) a balance sheet for the Water Processing Facilities as of the end of such month and the portion of the Calendar Year then ended; and (iv) for the quarter-month end, a statement of cash flows for the portion of the Calendar Year then ended.

(c) Operator shall furnish Owner with such other reports, statistics and statements as Owner may reasonably request from time to time.

Section 4.2 Audit.

(a) Upon 30 days’ written notice to Operator and at a mutually agreed time, Owner shall have the right, at its own expense, to initiate (or cause its designated representatives to initiate) an audit of Operator’s procedures, books and records and the Operating Account, insofar as such procedures, books and records, and Operating Account relate to Operator’s work and performance of the Services. Such audits shall not be commenced more often than once each Calendar Year. Owner shall perform, or cause its designated representatives to perform, such audit in a reasonable period of time and shall use reasonable efforts to minimize inconvenience to Operator’s personnel. Operator agrees to maintain adequate books, payroll information and records satisfactory to Owner in connection with all Services, and shall use its reasonable efforts to cooperate with Owner (or its designated representatives) in the performance of any such audit. Operator further agrees to retain all such books, payroll information, and records pertaining to the Water Processing Facilities and all Services performed for a period of not less than three Calendar Years following the end of the Calendar Year in which the Services are performed or any longer period if required by Law.

(b) In addition to Owner’s audit rights described in Section 4.2(a), Operator shall make its outside auditors with respect to the Water Processing Facilities and the Services available to Owner’s outside auditors to discuss such accounting with respect to the Water Processing Facilities and the Services as Owner’s outside auditors may reasonably request.

Section 4.3 Disputed Charges. Owner may, within one year following the end of the applicable Calendar Year, take written exception to any invoice rendered by Operator for any expenditure or any part thereof, on the ground that the same was not a cost incurred by Operator for which Operator is entitled to reimbursement pursuant to this Agreement. Owner shall nevertheless pay any undisputed part of such invoice when due. Any payment hereunder shall not be deemed to be a waiver of the right of Owner to recoup any contested portion of any invoice. If the amount as to which such written exception is taken or any part thereof is ultimately determined to be an expense for which Operator is entitled to

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

reimbursement pursuant to this Agreement, such amount or portion thereof (as the case may be) shall be paid by Owner to Operator together with interest thereon at an annual rate (which in no event shall be higher than the maximum rate permitted by Law) equal to the prime rate charged by JPMorgan Chase Bank, N.A., or its successor entity, from time to time to responsible commercial and industrial borrowers during the period from the date originally due to the date of actual payment by Owner.

Section 4.4 Internal Controls. Operator represents, warrants and covenants that the information to be provided to Owner pursuant to this Agreement shall be prepared under the same internal control environment and in accordance with the same internal compliance policies as are in place for HEK.

ARTICLE 5

ADDITIONAL COVENANTS OF THE PARTIES

Section 5.1 Restricted Actions. During the term of this Agreement, neither Operator nor any of its Affiliates shall, without the prior written consent of Owner:

(a) make any expenditure of, or otherwise use, any funds of Owner (including the making of any loans or advances to any Person), except as permitted in this Agreement; or

(b) create or permit to be incurred any lien on any asset constituting part of the Water Processing Facilities, with the exception of (i) tax liens and liens of mechanics and materialmen created in the ordinary course of business, (ii) liens which are promptly disputed by Operator and as to which measures are promptly taken to obtain their removal, all of which liens shall be administered or otherwise addressed in a manner consistent with those of a Reasonable and Prudent Operator or (iii) liens granted by Owner, including liens granted pursuant to contracts entered into by Owner.

Section 5.2 Compliance with Laws. As owner of the Water Processing Facilities, Owner shall conduct its operations, to the extent relating to the Water Processing Facilities, in compliance with all Laws.

Section 5.3 Cooperation with ETC Water Solutions, LLC. Operator acknowledges that ETC Water Solutions, LLC (“Pipeline Operator”) has entered into an Operations and Reimbursement Agreement with Owner dated the date hereof (the “Pipeline O&R Agreement”), pursuant to which it will develop, construct, operate and maintain the Pipeline Facilities (as such term is defined in the Limited Liability Company Agreement). Operator agrees to cooperate in good faith with Pipeline Operator in connection with Pipeline Operator’s activities under the Pipeline O&R Agreement.

ARTICLE 6

REPRESENTATIONS AND WARRANTIES

Section 6.1 Representations and Warranties of Owner. Owner represents and warrants to Operator that on and as of the date hereof:

(a) it is duly organized and validly existing under the Laws of the State of Delaware, with power and authority to carry on the business in which it is engaged and to perform its obligations under this Agreement;

(b) this Agreement has been executed and delivered in accordance with any corporate governance requirements of Owner;

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

(c) it has all the requisite limited liability company power and authority to enter into this Agreement and perform its obligations hereunder;

(d) its execution, delivery and performance of this Agreement will not violate (i) any of the provisions of its organizational documents, (ii) any agreements pursuant to which it or its property (including the Water Processing Facilities) is bound, or (iii) any Laws to which it is subject; and

(e) this Agreement is valid, binding and enforceable against it in accordance with its terms subject to bankruptcy, moratorium, insolvency and other Laws generally affecting creditors’ rights and general principles of equity (whether applied in a proceeding in a court of law or equity).

Section 6.2 Representations and Warranties of Operator. Operator represents and warrants to Owner that on and as of the date hereof:

(a) it is duly organized and validly existing and in good standing under the Laws of the State of Delaware, with power and authority to carry on the business in which it is engaged to perform its obligations under this Agreement;

(b) it has all the requisite limited liability company power and authority to enter into this Agreement and perform the Services;

(c) its execution, delivery and performance of this Agreement will not violate (i) any of the provisions of its organizational documents, (ii) any agreements pursuant to which it or its property is bound, or (iii) any Laws to which it is subject; and

(d) this Agreement is valid, binding and enforceable against it in accordance with its terms subject to bankruptcy, moratorium, insolvency and other Laws generally affecting creditors’ rights and general principles of equity (whether applied in a proceeding in a court of law or equity).

ARTICLE 7

LIABILITY STANDARD AND INDEMNIFICATION

Section 7.1 Limitation of Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY IN THIS AGREEMENT, THE PARTIES EXPRESSLY AGREE THAT (A) OPERATOR SHALL NOT BE LIABLE TO ANY OWNER INDEMNIFIED PARTY FOR ANY EXEMPLARY, PUNITIVE, INDIRECT, CONSEQUENTIAL, REMOTE, OR SPECULATIVE DAMAGES OR LOST PROFITS, SAVE AND EXCEPT SUCH DAMAGES PAYABLE WITH RESPECT TO THIRD PARTY CLAIMS FOR WHICH OPERATOR IS OBLIGATED TO PROVIDE INDEMNIFICATION UNDER SECTION 7.3 AND (B) OWNER SHALL NOT BE LIABLE TO ANY OPERATOR INDEMNIFIED PARTY FOR ANY EXEMPLARY, PUNITIVE, INDIRECT, CONSEQUENTIAL, REMOTE, OR SPECULATIVE DAMAGES, SAVE AND EXCEPT SUCH DAMAGES PAYABLE WITH RESPECT TO THIRD PARTY CLAIMS FOR WHICH OWNER IS OBLIGATED TO PROVIDE INDEMNIFICATION UNDER SECTION 7.2.

Section 7.2 Indemnification of Operator. Subject to Sections 7.1 and 7.3, Owner shall INDEMNIFY, PROTECT, DEFEND, RELEASE and HOLD HARMLESS Operator and its Affiliates, and their respective directors, officers, employees, agents, managers, members, and representatives (together with Operator, the “Operator Indemnified Parties”) from and against any and all Claims suffered by Operator Indemnified Parties as a result of, caused by, or arising out of (a) any breach of a representation or warranty of Owner in this Agreement, (b) any breach of any covenant of Owner under this Agreement, (c) the sole, joint or concurrent negligence, gross negligence or willful misconduct of

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

Owner in its performance or failure to perform under this Agreement, or (d) the sole, joint or concurrent negligence of Operator in Operator’s performance or failure to perform under this Agreement, or (e) Operator’s performance of the Services; provided, however, that Owner shall have no indemnity or defense obligations to Operator Indemnified Parties with respect to matters for which Operator is required to indemnify or defend Owner Indemnified Parties pursuant to Section 7.3.

Section 7.3 Indemnification of Owner.

(a) Subject to Section 7.1, Operator shall INDEMNIFY, PROTECT, DEFEND, RELEASE and HOLD HARMLESS Owner and its Affiliates, and their respective directors, officers, employees, agents, managers, members and representatives (together with Owner, the “Owner Indemnified Parties”) from and against any and all Claims suffered by Owner Indemnified Parties as a result of, caused by, or arising out of (i) any breach of a representation or warranty of Operator in this Agreement, (ii) any breach of any covenant of Operator under this Agreement (other than any covenant created by Sections 1.3, 2.2, 2.3 or 2.4), or (iii) the gross negligence or willful misconduct of Operator in its performance or failure to perform under this Agreement.

(b) The indemnity obligations of Operator in this Section 7.3 shall not be limited in any way by any limitation on the type of damages, compensation, or benefits payable under worker’s compensation acts, disability benefits, other employee benefit acts, or minimum insurance limits set forth in this Agreement. No statute, rule, or regulation that precludes an injured party from bringing an action against a fellow employee or employer shall preclude an Owner Indemnified Party from seeking and obtaining a judicial determination of the fault or negligence of such natural Persons for purposes of this Section.

(c) AS BETWEEN OWNER AND OPERATOR, OPERATOR SHALL ASSUME FULL RESPONSIBILITY FOR ANY AND ALL INJURIES OR DEATH OCCURRING TO ITS EMPLOYEES ARISING FROM OR IN CONNECTION WITH THEIR EMPLOYMENT. OPERATOR, AT ITS SOLE OPTION, MAY CHOOSE TO PROTECT ITSELF FROM LIABILITY THEREFOR BY MEANS OF WORKER’S COMPENSATION INSURANCE AND ANY OTHER INSURANCE REQUIRED IN ARTICLE 9. OPERATOR SPECIFICALLY AGREES TO FULLY DEFEND, INDEMNIFY AND HOLD HARMLESS ANY OWNER INDEMNIFIED PARTY REGARDING ANY CLAIMS ARISING FROM, OR IN CONNECTION WITH OPERATOR’S EMPLOYEES’ ACTIVITIES FOR ANY OWNER INDEMNIFIED PARTY, INCLUDING ALL CLAIMS FOR BODILY INJURY, PERSONAL INJURY, ILLNESS, OR DEATH BROUGHT BY OPERATOR’S EMPLOYEES AGAINST ANY OWNER INDEMNIFIED PARTY, REGARDLESS OF WHETHER SUCH INJURY OR DEATH IS OR IS ALLEGED TO BE CAUSED BY THE SOLE, PARTIAL OR CONCURRENT NEGLIGENCE OR STRICT LIABILITY OF SUCH OWNER INDEMNIFIED PARTY. THIS PROVISION CONTROLS OVER ANY CONFLICTING PROVISION IN THIS AGREEMENT. AS BETWEEN ITSELF AND OWNER ON ALL INDEMNIFICATION CLAIMS UNDER THIS AGREEMENT, OPERATOR EXPRESSLY AGREES TO WAIVE ANY IMMUNITY OR EXCLUSIVITY OF ANY LABOR, WORKER’S COMPENSATION, OR OTHER SIMILAR STATUTE.

Section 7.4 Indemnification Demands. Each Party hereunder agrees that promptly upon its discovery of facts giving rise to a demand for indemnity under the provisions of this Agreement, including receipt by it of a Claim by any Third Party, with respect to any matter as to which an Operator Indemnified Party or an Owner Indemnified Party as applicable (each, an “Indemnified Party”) asserts a right to indemnity under the provisions of this Agreement, it will give notice promptly thereof (and in any event within 30 days thereafter) in writing to the Party against which such a right is being asserted (the “Indemnifying Party”), together with a statement of such information respecting any of the foregoing as

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

it shall have reasonable access to and including a formal demand for indemnification under this Agreement (an “Indemnity Demand”). The Indemnifying Party shall not be obligated to indemnify the Indemnified Party with respect to any Indemnity Demand if the Indemnified Party fails to notify the Indemnifying Party thereof in accordance with the provisions of this Agreement and such failure materially and adversely affects the ability of the Indemnifying Party or its counsel to defend against such matter and to make a timely response thereto including any responsive motion or answer to a complaint, petition, notice or other legal, equitable or administrative process relating to the Indemnity Demand.

Section 7.5 Right to Contest and Defend. The Indemnifying Party shall be entitled, at its cost and expense, to contest and defend, by all appropriate legal proceedings, any Claim with respect to which it is called upon to indemnify the Indemnified Party under the provisions of this Agreement; provided that, notice of the intention to so contest shall be delivered by the Indemnifying Party to the Indemnified Party within 20 days from the date of receipt by the Indemnifying Party of the Indemnity Demand. Any such contest may be conducted in the name and on behalf of the Indemnifying Party or the Indemnified Party as may be appropriate. Such contest shall be conducted by reputable counsel employed by the Indemnifying Party and not reasonably objected to by the Indemnified Party, but the Indemnified Party shall have the right but not the obligation to participate in such proceedings and to be represented by counsel of its own choosing at its sole cost and expense. The Indemnifying Party shall have full authority to determine all actions to be taken with respect to such Claim; provided, however, that the Indemnifying Party will not have the authority to subject the Indemnified Party to any obligation, other than the performance of purely ministerial tasks or obligations not involving material expense. If the Indemnifying Party does not elect to contest and defend any such Claim, the Indemnifying Party shall be bound by the result obtained with respect thereto by the Indemnified Party. If the Indemnifying Party shall have assumed the defense of such Claim, the Indemnified Party shall agree to any settlement, compromise or discharge of a Claim that the Indemnifying Party may recommend and that by its terms obligates the Indemnifying Party to pay the full amount of the liability in connection with such Claim, which releases the Indemnified Party completely in connection with such Claim and which would not otherwise adversely affect the Indemnified Party.

Notwithstanding the foregoing, the Indemnifying Party shall not be entitled to assume the defense of any Claim (and shall be liable for the reasonable fees and expenses of counsel incurred by the Indemnified Party in defending such Claim) if the Claim seeks an order, injunction or other equitable relief or relief for other than money damages against the Indemnified Party which the Indemnified Party reasonably determines, after conferring with its counsel, cannot be separated from any related Claim for money damages. If such equitable relief or other relief portion of the Claim can be so separated from that for money damages, the Indemnifying Party shall be entitled to assume the defense of the portion relating to money damages.

Section 7.6 Cooperation. If requested by the Indemnifying Party, the Indemnified Party agrees to cooperate with the Indemnifying Party and its counsel in contesting any Claim that the Indemnifying Party elects to contest or, if appropriate, in making any counterclaim against the Person asserting the Claim, or any cross-complaint against any Person, and the Indemnifying Party will reimburse the Indemnified Party for any expenses incurred by it in so cooperating. At no cost or expense to the Indemnified Party, the Indemnifying Party shall cooperate with the Indemnified Party and its counsel in contesting any Claim.

Section 7.7 Right to Participate. If the Indemnifying Party does not elect to contest a Claim, the Indemnified Party agrees to afford the Indemnifying Party and its counsel the opportunity to be present at, and to participate in, conferences with all Persons, including any Governmental Entity, asserting any Claim against the Indemnified Party or conferences with representatives of or counsel for such Persons.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

Section 7.8 Payment of Damages. The indemnification required hereunder shall be made by periodic payments of the amount thereof during the course of the investigation or defense, within 10 days as and when reasonably specific bills are received or loss, liability, Claim, damage, or expense is incurred and reasonable evidence thereof is delivered. In calculating any amount to be paid by an Indemnifying Party by reason of the provisions of this Agreement, the amount shall be reduced by all cash tax benefits and other cash reimbursements (including, without limitation, insurance proceeds) actually received by the Indemnified Party related to the Claim or damages.

Section 7.9 Sole Remedy. No Party shall have any liability under this Agreement except as is provided in this Agreement (other than Claims or causes of action arising from fraud).

Section 7.10 Express Negligence Rule. THE INDEMNIFICATION PROVISIONS PROVIDED FOR IN THIS AGREEMENT HAVE BEEN EXPRESSLY NEGOTIATED IN EVERY DETAIL, ARE INTENDED TO BE GIVEN FULL AND LITERAL EFFECT, AND SHALL BE APPLICABLE WHETHER OR NOT THE LIABILITIES, OBLIGATIONS, CLAIMS, JUDGMENTS, LOSSES, COSTS, EXPENSES OR DAMAGES IN QUESTION ARISE OR AROSE SOLELY OR IN PART FROM THE GROSS, ACTIVE, PASSIVE OR CONCURRENT NEGLIGENCE, STRICT LIABILITY, OR OTHER FAULT OF ANY INDEMNIFIED PARTY. OWNER AND OPERATOR ACKNOWLEDGE THAT THIS STATEMENT COMPLIES WITH THE EXPRESS NEGLIGENCE RULE, AS CONSTRUED BY THE LAWS OF TEXAS, AND CONSTITUTES CONSPICUOUS NOTICE. THIS CONSPICUOUS NOTICE IS NOT INTENDED TO PROVIDE OR ALTER THE RIGHTS AND OBLIGATIONS OF THE PARTIES, ALL OF WHICH ARE SPECIFIED ELSEWHERE IN THIS AGREEMENT.

ARTICLE 8

INSURANCE

Section 8.1 Insurance Provided by Owner. Owner shall at all times during the term of this Agreement, at its own expense, purchase and maintain insurance coverage for the Water Processing Facilities that is usual and customary in the industry. Owner will be responsible for all deductibles, self insured retentions, coinsurance and self insurance carried under its insurance program, and shall include a waiver of subrogation against Operator, its affiliated and/or associated and/or subsidiary companies, and their respective directors, officers, agents and employees. Before commencing any performance under this Agreement, Owner shall furnish Operator with a certificate of insurance evidencing that it has secured the insurance coverage required by the terms of this Section 8.1 and shall furnish replacement certificates for all renewals of such insurance. Any insurance purchased and maintained by Owner to comply with this Section 8.1 shall be procured from reputable insurance companies with an AM Best Rating of
A-/VII or better.

Section 8.2 Insurance Provided by Operator. On behalf of Owner, Operator shall maintain at all times during the term of this Agreement insurance coverage for the Services of the type and in the amounts that are usual and customary in the industry. Such insurance shall be procured from reputable insurance companies with an AM Best Rating of A-/VII or better. The costs for the insurance required by this Section shall be included as an O&M Cost in each Operating Budget. Prior to commencing any work or performing any Services with respect to any Water Processing Facility, Operator shall furnish Owner with a certificate of insurance, evidencing that it has secured the insurance required by this Section 8.2 and shall furnish replacement certificates for all renewals of such insurance.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

Section 8.3 Other Requirements.

(a) For insurance coverages obtained pursuant to Section 8.1, Owner will provide that the applicable insurer shall waive any right of recovery, under subrogation or otherwise, which the insurer may have or acquire against Operator and its Affiliates and their respective directors, partners, officers, agents or employees for claims under such policies. All such coverage shall, where applicable, name Operator as an additional insured. Such insurance shall, to the extent of Owner’s indemnity obligations, be primary and non-contributing to any other insurance that is available to Operator. All insurance coverage obtained by Owner in relation to this Agreement shall be endorsed to provide that cancellation, termination or other material change shall not be effective without 30 days prior written notice to Operator excepting only cancellation for non-payment of premium where such notice period shall be 10 days.

(b) For insurance coverages obtained pursuant to Section 8.2, Operator will provide that the applicable insurer shall waive any right of recovery, under subrogation or otherwise, which the insurer may have or acquire against Owner and its Affiliates and their respective directors, partners, officers, agents or employees for claims under such policies. All such coverage shall, where applicable, name Owner as an additional insured. Such insurance shall, to the extent of Operator’s indemnity obligations, be primary and non-contributing to any other insurance that is available to Owner. All insurance coverage obtained by Operator in relation to this Agreement shall be endorsed to provide that cancellation, termination or other material change shall not be effective without 30 days prior written notice to Owner excepting only cancellation for non-payment of premium where such notice period shall be 10 days.

ARTICLE 9

DEFAULT

Section 9.1 Events of Default. Any of the following shall be an “Event of Default” with respect to a Party:

(a) A default by such Party in the performance of any of its covenants or obligations under this Agreement, if:

(i) such default is capable of being cured, and such default is not cured within 30 days after notice from the other Party of the occurrence of such default (a “Default Notice”); provided, however, that if such default cannot be cured within such 30-day period, the defaulting Party shall have up to 120 days to cure such default if such default is capable of being cured within such period and the defaulting Party proceeds diligently to cure such default; provided further, however, that (A) if such default arises from a violation of Law, then such default shall not give rise to an “Event of Default” so long as such Party acts in accordance with a plan of action to cure such default which plan of action is approved by a Governmental Entity within 120 days after receipt by the defaulting Party of the Default Notice (provided that the defaulting Party shall endeavor to cause such plan to provide for cure of such default within 120 days) or (B) if such default arises from a violation of Law resulting from a change in Law, or a change in the interpretation or enforcement of Law, by a Governmental Entity, then such default shall not give rise to an “Event of Default” so long as the defaulting Party acts in accordance with a commercially reasonable plan of action to cure such default prepared by such defaulting Party and delivered to the other Party to cure such default; or

(ii) such default is not capable of being cured, such default resulted from a material breach by such Party in the performance of any of its material covenants or material obligations under this Agreement.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

(b) A failure by such Party to make a payment when due hereunder if such failure is not cured within 10 days after receipt by such Party of a Default Notice; provided, however, that if any portion of such payment is disputed in good faith and in writing by such Party within 10 days after its receipt of the Default Notice, then an Event of Default shall only exist if the undisputed portion of such payment remains unpaid 15 days after such Party’s receipt of the Default Notice; or

(c) Any representation or warranty made by such Party shall be false in any material respect; or

(d) A Party (i) is voluntarily adjudicated as bankrupt or insolvent, (ii) consents to, or does not contest, the appointment of a receiver or trustee for such Party or all or any significant part of such Party’s property, (iii) files a petition seeking relief under the bankruptcy, rearrangement, reorganization or other debtor relief Laws of the United States, any state, or any other competent jurisdiction, (iv) makes a general assignment for the benefit of its creditors, or (v) becomes insolvent; or

(e) (i) Either (A) a petition is filed against a Party seeking relief under the bankruptcy, rearrangement, reorganization or other debtor relief Laws of the United States, any state, or any other competent jurisdiction, or (B) a court of competent jurisdiction enters an order, judgment or decree appointing a receiver or trustee for a Party or all or substantially all of such Party’s property, and (ii) such petition, order, judgment or decree is not discharged or stayed or does not remain discharged or stayed within a period of 90 days after its initial entry.

The non-defaulting Party may terminate this Agreement subject to, and in accordance with, Section 10.2 below or exercise any other remedies available to it at law or in equity following the occurrence of an Event of Default.

ARTICLE 10

TERM AND TERMINATION

Section 10.1 Term. This Agreement shall commence on the Effective Date and, subject to earlier termination pursuant to Section 10.2, shall continue in effect for a primary term ending 15 years following the Effective Date. Thereafter, subject to earlier termination pursuant to Section 10.2, this Agreement shall remain in full force and effect on a year-to-year basis until terminated by either Party upon written notice no less than 12 months prior to the end of the primary term or any yearly extension.

Section 10.2 Termination.

(a) This Agreement shall terminate upon the mutual written consent of the Parties; or

(b) A non-defaulting Party may terminate this Agreement upon an Event of Default (including, for purposes of clarification, the expiration of the applicable notice and cure periods) by the other Party; provided, however, that this provision for termination may only be exercised by notice in writing delivered no later than 30 days after the initial occurrence of such Event of Default, or if later, the day upon which such non-defaulting Party first obtained knowledge of such Event of Default, and effective 30 days from such written notice; or

(c) Owner may terminate this Agreement upon 30 days’ written notice to Operator in the event of the occurrence of a Change of Control with respect to the Operator; or

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

(d) Operator may resign and terminate this Agreement upon 30 days’ written notice to Owner.

Section 10.3 Effect of Termination. Articles 7, 10 and 11 shall survive any termination of this Agreement. The termination of this Agreement shall not relieve either Party of any liability or obligation accruing or that accrued prior to such termination or deprive a Party not in breach (other than a breach because such Party is rightfully withholding performance in response to a breach by the other Party) of its rights to any remedy otherwise available to such Party. Upon any election by a Party to terminate this Agreement, Operator shall promptly make available to Owner its books and records relating to the Water Processing Facilities. Notwithstanding any election by a Party to terminate this Agreement, at the request of Owner, Operator shall continue to serve as Operator of the Water Processing Facilities under this Agreement in compliance with the provisions hereof for a transition period of up to six months (“Transition Period”) unless Owner requests Operator to terminate its performance of the Services earlier; provided, however, that if Operator has terminated this Agreement as a result of an Event of Default by Owner, Operator shall not be obligated to perform any Services to the extent Owner has not provided payment assurances reasonably acceptable to Operator. During the Transition Period, Operator shall provide the Services in accordance with the Operating Budget then in existence, and all of the terms of this Agreement, and this Agreement shall not terminate until the end of the Transition Period. In the event the Transition Period continues beyond a December 31, the Operating Budget shall be increased by increases in costs which can reasonably be anticipated to be incurred by Operator in the operation of the Water Processing Facilities for such portion of the Transition Period. Upon termination, Operator shall, to the extent requested by Owner, assign to Owner any contracts and agreements entered into by Operator in connection with its performance of the Services on behalf of Owner pursuant to the terms of this Agreement, and Owner shall assume all obligations and liabilities under such contracts and agreements by novation or assumption agreements reasonably satisfactory to Operator. Upon termination, Operator shall promptly deliver to Owner all documents, files, and books and records received from Owner or generated by Operator with respect to the Water Processing Facilities in the performance of the Services.

ARTICLE 11

MISCELLANEOUS

Section 11.1 Notices. Any notice, request, instruction, correspondence or other document to be given hereunder by either Party to the other (a “Notice”) shall be in writing (including facsimile or similar electronic transmission) and sent to the address of the Party set forth below, or to such other more recent address of which the sending Party has actually received written notice:

If to Operator, addressed to:

HEK Water Solutions, LLC

c/o Heckmann Corporation

75080 Frank Sinatra Drive

Palm Desert, CA 92211

Attention: Don Ezzell

Facsimile: (760) 341-3727

With a copy to:

ETC Water Solutions, LLC

7000 Stonewood Drive, Suite 351

Wexford, PA 15090

Attention: Alan Vaina

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

Facsimile: (724) 934-0130

If to Owner, addressed to:

Energy Transfer Water Solutions JV, LLC

c/o ETC Water Solutions, LLC

7000Stonewood Drive, Suite 351

Wexford, PA 15090

Attention: Alan Vaina

Facsimile: (724) 934-0130

with a copy to:

HEK Water Solutions, LLC

c/o Heckmann Corporation

75080 Frank Sinatra Drive

Palm Desert, CA 92211

Attention: Don Ezzell

Facsimile: (760) 341-3727

Each such notice, demand or other communication shall be effective, if given by registered or certified mail, return receipt requested, as of the third Business Day after the date indicated on the mailing certificate, or if given by any other means, when such notice, demand or other communication is actually received at the address specified in this Section 11.1.

Section 11.2 Governing Law.

(a) This Agreement shall be governed by and construed in accordance with the substantive Laws of the State of Texas without reference to principles of conflicts of law.

(b) The Parties hereby irrevocably submit to the exclusive jurisdiction of the courts located in Dallas County, Texas, and the federal courts located in the Northern District of Texas, and appropriate appellate courts thereof, over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby, and each Party hereby irrevocably agrees that all claims in respect of such dispute or proceeding may be heard and determined by such courts. The Parties hereby irrevocably waive, to the fullest extent permitted by applicable Law, any objection which they may now or hereafter have to the laying of venue of any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each Party agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Law. This consent to jurisdiction is being given solely for the purposes of this Agreement and is not intended to, and shall not, confer consent to jurisdiction with respect to any other dispute in which a Party may become involved. Each of the Parties hereby consents to process being served by any other Party in any suit, action or proceeding of the nature specified in this Section 11.2(b) by the mailing of a copy thereof in the manner specified by the provisions of Section 11.1. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Section 11.3 Public Statements. Operator shall not issue any public announcement or statement with respect to the transactions contemplated hereby without the consent of Owner, unless Operator, after seeking such consent from Owner, obtains advice from legal counsel that a public announcement or statement is necessary and prudent due to an Emergency, crisis or other extraordinary occurrence, or unless required by Law or stock exchange rule.

****TEXT OMITTED AND FILED SEPARATELY

CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

Section 11.4 Integrated Transaction. Owner and Operator have entered into this Agreement in consideration of (a) the covenants and conditions set forth herein, the receipt and sufficiency of which are hereby acknowledged, and (b) the execution, delivery, and performance by the parties of the Pipeline O&R Agreement, the Limited Liability Company Agreement and any and all other contracts and agreements contemplated therein and/or executed pursuant thereto (collectively, the “Other Transaction Documents”). The Owner and Operator agree that neither Party would have entered into this Agreement without the Other Transaction Documents; the consideration for entering into this Agreement forms part of the consideration for entering into the Other Transaction Documents; and in the event of the bankruptcy of either Party, this Agreement and the Other Transaction Documents must be rejected or assumed together

Section 11.5 Amendments and Waivers. Each Party agrees that (a) the other Party (including its agents and representatives) has not made any representation, warranty, covenant or agreement to or with such Party relating to this Agreement or the transactions contemplated hereby, other than those expressly set forth herein and in the Limited Liability Company Agreement, and (b) such Party has not relied upon any representation, warranty, covenant or agreement relating to the transactions contemplated by this Agreement, other than those expressly set forth herein. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by each Party. No waiver of any of the provisions of this Agreement shall be deemed, nor shall a waiver constitute, a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver constitute a continuing waiver unless otherwise expressly provided by a Party in writing.

Section 11.6 Binding Effect and Assignment; No Third Party Beneficiaries. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective heirs, legal representatives, successors and permitted assigns; provided, however, that neither this Agreement nor any of the rights, benefits or obligations hereunder shall be assigned, by operation of law or otherwise, by any Party without the prior written consent of the other Party. Notwithstanding the foregoing, Owner may, subject to Law, assign this Agreement to an Affiliate which directly or indirectly owns the Water Processing Facilities and Operator may assign this Agreement to an Affiliate; provided, however, that such assignee shall have credit or credit support equivalent to the higher of that of Operator or its guarantor. Except as set forth in Article 7, nothing in this Agreement, express or implied, is intended to confer upon any Person or entity other than the Parties and their respective permitted successors and assigns, any rights, benefits or obligations hereunder.

Section 11.7 Severability. If any provision of the Agreement is rendered or declared illegal or unenforceable by reason of any existing or subsequently enacted Law or by decree of a court of last resort, Operator and Owner shall promptly meet and negotiate substitute provisions for those rendered or declared illegal or unenforceable, but all of the remaining provisions of this Agreement shall remain in full force and effect.

Section 11.8 Interpretation. The Parties agree that they have been represented by counsel during the negotiation and execution of this Agreement and, therefore waive the application of any Law or rule of construction providing that ambiguities in an agreement or other document will be construed against the Party drafting such agreement or document.

Section 11.9 Counterparts. This Agreement may be executed in multiple counterparts, each of which, when executed, shall be deemed an original, and all of which shall constitute but one and the same instrument.

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CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

Section 11.10 Force Majeure.

(a) For purposes of this Agreement, the term “Force Majeure” shall mean an event that is beyond the control of the Party claiming Force Majeure, including, but not limited to (but only to the extent that the following examples satisfy such definition), any acts of God, wars, blockades, insurrections, riots, epidemics, lightning, earthquakes, fires, storms, floods, high water washouts, inclement weather which necessitates extraordinary measures and expense to maintain operations, explosions, breakage or accident to machinery, equipment or lines of pipe, freezing of wells or pipelines, inability to obtain or delays in obtaining additional necessary Land Rights, provided that the Party prevented or hindered from performing gives prompt (but in no event later than 5 days after the occurrence of such event) notice and reasonably full particulars of such event to the other Party and takes all reasonable actions within its power to remove the basis for the Force Majeure (including securing alternative supply sources) and after doing so resumes performance as soon as possible.

(b) Notwithstanding any other provision of this Agreement to the contrary, in the event a Party is rendered unable, wholly or in part, by Force Majeure to carry out its obligations (including, in the case of Operator, the Services) under this Agreement (other than any obligation to make payment of any amount when due and payable hereunder), the obligation of such Party, so far as it is affected by such Force Majeure, shall be suspended during the continuance of the condition or event of Force Majeure, but for no longer period, and such condition or event shall so far as possible be remedied with all reasonable dispatch.

(c) It is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the affected Party, and that the above requirement that any Force Majeure shall, so far as possible, be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of such Persons to do so when such course is inadvisable in the reasonably exercised discretion of the affected Party.

Section 11.11 Construction. Unless the context otherwise specifically requires, the gender of all words used in this Agreement includes the masculine, feminine, and neuter, the singular shall include the plural, and the plural shall include the singular. All references to Articles, Sections and Subsections refer to articles, sections and subsections of this Agreement, and all references to Exhibits, Schedules and Addendums are to exhibits, schedules and addendums of this Agreement, each of which is incorporated herein for all purposes, unless such reference is expressly to an article, section, subsection, exhibit, schedule or addendum of another document or instrument. Article and Section titles or headings are for convenience of reference only and neither limit nor amplify the provisions or affect the meaning or interpretation of this Agreement itself. Each accounting term not otherwise defined in this Agreement has the meaning commonly applied to it in accordance with GAAP. All references to $ or dollar amounts will be to lawful currency of the United States. Unless the context of this Agreement clearly requires otherwise, the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” and the words “hereof,” “herein,” “hereunder” and similar terms in this Agreement shall refer to this Agreement as a whole and not any particular section or Article in which such words appear.

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CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

IN WITNESS WHEREOF, the Parties have executed this Agreement to be effective as of the Effective Date.

OWNER:

ENERGY TRANSFER WATER SOLUTIONS JV, LLC

By:	ETC Water Solutions, LLC

	By:	/S/ KELCY WARREN
	Name:	Kelcy Warren
	Title:	Chief Executive Officer

By:	HEK Water Solutions, LLC

	By:	/S/ DONALD G. EZZELL
	Name:	Donald G. Ezzell
	Title:	VP and General Counsel

OPERATOR:

HEK WATER SOLUTIONS, LLC

By:	/S/ DONALD G. EZZELL
Name:	Donald G. Ezzell
Title:	VP and General Counsel

Signature Page

Operations and Reimbursement Agreement

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CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

SCHEDULE 3.1

Operating Budget

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CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

EXHIBIT A

Water Processing Facilities

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CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

EXHIBIT B

SERVICES

The Services to be provided by Operator pursuant to this Agreement shall include the following:

(a) all actions necessary or appropriate to oversee, manage and implement the development, planning, design, engineering, procurement, construction, installation, testing, precommissioning and commissioning of each Water Processing Facility, including obtaining the rights-of-way, the Permits and other necessary rights in accordance with, as applicable, each Water Processing Facility Plan;

(b) all actions necessary or appropriate to oversee, manage, operate, maintain and repair the Water Processing Facilities in a manner consistent with the actions of a Reasonable and Prudent Operator;

(c) assisting Owner (at Owner’s instruction) in the pursuit of Water Processing Facilities, including conducting feasibility studies with respect to potential Water Processing Facilities and the preparation of Water Processing Facility Plans;

(d) accepting payments in Owner’s name and exclusively for Owner’s account as required or permitted hereunder;

(e) making cash investments of Owner’s funds as required or permitted hereunder in the course of Operator’s fulfillment of its obligations under Section 2.1(a), which payments shall be exclusively for Owner’s account;

(f) to the extent permitted under Article 3, promptly paying and discharging all documented costs, expenses, and liabilities incurred by Operator directly or on Owner’s behalf in connection with Operator’s performance of the Services;

(g) providing prompt notice to Owner of significant operational problems or compliance issues related to the Water Processing Facilities, and use commercially reasonable efforts to provide such notice within 24 hours of being put on notice of such issues;

(h) providing prompt notice to Owner of any Action or written claim asserted against Operator or the Water Processing Facilities that could reasonably be expected to adversely affect the Water Processing Facilities or Operator’s performance of its obligations hereunder;

(i) in all other respects, maintaining Owner’s and Operator’s compliance with Law in the operation of the Water Processing Facilities and Operator’s fulfillment of its obligations under Section 2.1(a);

(j) cooperating with and reasonably assisting any Replacement Operator in its performance of any activities during any Transition Period;

(k) preparing and furnishing to requisite Governmental Entities, as well as to Owner, all reports and information required by Law in connection with the Water Processing Facilities and Operator’s fulfillment of its obligations under Section 2.1(a);

(l) procuring and maintaining adequate insurance in accordance with Article 8;

(m) fulfilling any other obligations of Operator under Article 2;

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CONFIDENTIAL TREATMENT REQUESTED

BY HECKMANN CORPORATION

UNDER 17C.F.R. SECTION 200.80(B)(4),

200.83 AND 240.24b-2

(n) performing the development, construction, operation and maintenance services contemplated hereby; and

(o) any other services that Owner reasonably deems necessary in connection with the development, construction, operation and maintenance of any Water Processing Facility.